Supplement, dated January 30, 2003, to the Prospectus, dated May 1, 2002 of
                            Seligman Portfolios, Inc.
    on behalf of its Seligman Global Smaller Companies Portfolio (the "Fund")

Effective February 1, 2003, the following information supersedes and replaces the information set forth on page P-19 of the Fund's Prospectus under the caption "Global Smaller Companies Portfolio - Portfolio Management."

      The Global Smaller Companies Portfolio is managed by Seligman's Global Investment Group, co-headed by Mr. Daniel J. Barker. Mr. Barker joined Seligman in October 1999 and is a Managing Director. He is a Vice President of Seligman Portfolios, Inc. and Portfolio Manager of the Fund and the Emerging Markets Portfolio. He is also a Vice President of Seligman Global Fund Series, Inc. and Portfolio Manager of its Global Smaller Companies Fund and Emerging Markets Fund. Prior to joining Seligman, Mr. Barker was a portfolio manager at GE Investments since 1994.